UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 15, 2017

(Date of earliest event reported)

Golden Queen Mining Co. Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-21777

British Columbia, Canada	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of principal executive offices, including zip code)

(778) 373-1557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 15, 2017, Golden Queen Mining Co. Ltd. (the “Company”) issued a press release announcing its financial results for the fiscal year ended December 31, 2016, and the appointment of its chief financial officer. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 12, 2017, the Company announced that Andree St-Germain will resign as VP Finance and Chief Financial Officer effective March 16, 2017, to pursue other opportunities. Ms. St-Germain will also resign all positions as officer and director of the Company’s subsidiaries.

On March 15, 2017, the Company announced the appointment of Guy Le Bel, a current director on the board, as the Company’s Chief Financial Officer, effective March 16, 2017. Mr. Le Bel has more than 30 years of international mining experience in strategic and financial planning. Until recently, he served as Vice President Evaluations for Capstone Mining Corp. Previously, Mr. Le Bel was VP, Business Development at Quadra Mining Ltd., and prior to that held business advisory, strategy and planning, business valuation, and financial planning management roles at BHP Billiton Base Metals Ltd., Rio Algom Ltd. and Cambior Inc.

Item 7.01 Regulation FD Disclosure.

On March 15, 2017, the Company issued a press release entitled “Golden Queen Announces Financial Results for the Year Ending December 31, 2016 and Appoints New Chief Financial Officer”. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Caution With Respect To Forward-looking Statements:

The information in the press news includes certain "forward-looking statements". All statements in the press release, other than statements of historical fact, including, without limitation, timing of commencement of commercial production, strip ratios, main pit plans, grade reconciliation plans, in-fill drilling program and performance of the HPGR system and other statements related to plans and intentions with respect to activities on the Project are forward-looking statements. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from statements in this news release regarding our intentions include, without limitation, risks and uncertainties regarding: accidents, equipment breakdowns; changes in planned work resulting from logistical, technical or other factors; that results of operations on the Project will not meet projected expectations due to any combination of technical, or operational factors; that current early production stage results, including flow rates and ore quality, are indicative of results over time; and other risks and uncertainties disclosed in the section entitled "Risk Factors" contained in our Annual Report on Form 10-K for the year ended December 31, 2016. Investors are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, investors should not put undue reliance on forward-looking statements. Any forward-looking statement made by the Company in the press release is based only on information currently available to us and speaks only as of the date on which it is made.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
99.1	Press Release of Golden Queen Mining Co. Ltd. dated March 15, 2017.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.
Date: March 15, 2017

	By:	/s/ Brenda Dayton
Brenda Dayton Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Golden Queen Mining Co. Ltd. dated March 15, 2017.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.